EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Clutterbug Move Management, Inc. (the “Company”), on Form 10-Q for the period ended February 28, 2014, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Victoria Young, Principal Executive Officer, Principal Accounting Officer, and Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended February 28, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ended February 28, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2014	By:	/s/ Victoria Young
Victoria Young
Principal Executive Officer Principal Accounting Officer Principal Financial Officer Clutterbug Move Management, Inc.